                                EXHIBIT 10 (vv)

                   OPERATING AGREEMENT OF CDW LEASING, L.L.C.


THE MEMBERSHIP INTERESTS EVIDENCED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, BUT HAVE BEEN ISSUED PURSUANT TO EXEMPTIONS UNDER THE SECURITIES ACT OF 1933, AS AMENDED. FURTHERMORE, SUCH MEMBERSHIP INTERESTS HAVE NOT BEEN REGISTERED WITH THE SECURITIES COMMISSIONER OF THE STATE OF ILLINOIS OR ANY OTHER STATE. ACCORDINGLY, THE SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF SUCH MEMBERSHIP INTERESTS IS RESTRICTED AND MAY NOT BE ACCOMPLISHED EXCEPT IN ACCORDANCE WITH ARTICLE 7 AND OTHER APPLICABLE PROVISIONS OF THIS AGREEMENT, AND AN APPLICABLE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT A REGISTRATION STATEMENT IS UNNECESSARY.

THIS OPERATING AGREEMENT SETS FORTH SOME, BUT NOT NECESSARILY ALL, OF THE MATERIAL RIGHTS AND OBLIGATIONS OF, AND PROVISIONS WHICH MAY HAVE A MATERIAL EFFECT ON, BEING A MEMBER OF THE COMPANY. THE ILLINOIS LIMITED LIABILITY ACT SETS FORTH NUMEROUS OTHER PROVISIONS WHICH MAY HAVE A MATERIAL IMPACT ON A PERSON'S MEMBERSHIP INTEREST IN THE COMPANY, INCLUDING, BUT NOT BY WAY OF LIMITATION, PROVISIONS CONCERNING ADDITIONAL RIGHTS, OBLIGATIONS AND LIABILITIES THAT MAY BE ASSOCIATED WITH SUCH MEMBERSHIP INTEREST. ANY PERSON CONTEMPLATING BECOMING A MEMBER IN THE COMPANY IS CAUTIONED TO REFER TO AND BECOME FAMILIAR WITH THE ACT IN ITS ENTIRETY AND TO CONSULT LEGAL COUNSEL REGARDING ANY QUESTIONS PRESENTED THEREBY OR ADVICE SOUGHT IN CONNECTION THEREWITH.

                                 April 27, 1999

THIS OPERATING AGREEMENT (this "Agreement") of CDW LEASING, LLC, an Illinois limited liability company (the "Company"), is made and entered into as of the 27th day of April, 1999, by and among those persons whose names and addresses are set forth on Exhibit A attached hereto.

                                R E C I T A L S:

         A. The parties hereto desire to form a limited liability company pursuant to the terms of the Act, for the purposes and in accordance with the provisions hereof.

         B. The parties hereto have caused the Articles to be filed with the Secretary of State of Illinois.

         C. The Company will be managed by a Manager.

         D. The terms used in this Agreement with their initial letters capitalized shall, unless the context otherwise requires, or unless otherwise expressly provided for herein, have the meanings ascribed to them in Article 12 hereof.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth below, the parties hereto agree as follows:

                                    ARTICLE 1

                                    FORMATION

         1.1 Organization. The Company is and shall be a limited liability company organized under the Act.

         1.2. Purpose and Authority. The purpose of the Company is the transaction of any or all lawful businesses for which limited liability companies may be organized under the Act. To carry out its purpose, the Company is authorized in furtherance of the Company business and subject to the other provisions of this Agreement to do any and all acts or take any actions necessary therefor.

         1.3 Registered Agent; Registered Office. The name of the registered agent and the address of registered office of the Company shall be

                                    Michael S. Tepper
                                    Arnstein & Lehr
                                    120 South Riverside Plaza
                                    Suite 1200
                                    Chicago, Illinois 60606

The registered office and registered agent may be changed by filing the address of the new registered office and/or the name of the new registered agent with the Illinois Secretary of State pursuant to the Act.

         1.4 Principal Place of Business. The office of the principal place of business of the Company shall be:

                                    200 North Milwaukee Avenue
                                    Vernon Hills, Illinois 60061

or such other location as may hereafter be determined by the Manager with the approval of the Members if and as required pursuant to Section 3.2 hereof. The records of the Company shall be maintained at such office. Upon any change in the principal place of business or registered office of the Company, the Manager shall promptly notify the Members of any such change and shall file an amendment to the Articles stating the address of the new principal place of business or registered office, as the case may be.

         1.5 Term. The term of the Company shall commence upon the filing of Articles with the Illinois Secretary of State and shall continue thereafter in perpetuity unless a specific date by which termination shall sooner occur is set forth in the Articles, or unless sooner terminated as provided by the terms of this Agreement or applicable law.

         1.6 Filing of Articles and Other Documents. Corp-Link Services, Inc. is designated to act as organizer of the Company, on behalf of the Members, for purposes of filing the Articles with the Illinois Secretary of State. The Members agree to execute or cause to be executed such further certificates or documents and to do or cause to be done such filings, recordings and all other acts, including the recording of the Articles and any assumed name certificates in the appropriate offices in the State of Illinois and any other applicable jurisdictions, as may be required to comply with applicable law. To the fullest extent permitted by law, the Company shall indemnify, defend, and hold the organizer and his or her employees and agents, and their respective successors, executors, administrators or personal representatives harmless from and against any loss, liability, damage, cost or expense (including reasonable attorneys' fees) sustained or incurred in connection with the organization of the Company pursuant to the authority granted herein.

         1.7 Federal Income Tax Status and Matters. The Members intend that the Company qualify to be treated as a partnership for, but only for, federal (and where applicable, state) income tax purposes. The Members do not intend that the Company be operated or treated as a partnership for any purposes other than federal (and where applicable state) income tax purposes, including for purposes of Section 303 of the federal Bankruptcy Code. The Manager shall act as the tax matters partner ("TMP"), as that term applies under Section 6231(a)(7) of the Code, and shall have all the powers and duties assigned to the TMP under Sections 6221-6233 of the Code and the Treasury Regulations thereunder. The Company shall not be obligated to pay any fees or other compensation to the TMP in his or her capacity as such, provided that the Company shall reimburse the TMP for any and all reasonable out-of-pocket costs and expenses (including reasonable attorneys' and other professional fees) incurred by such Person in his or her capacity as TMP. The Company shall indemnify, defend, and hold the TMP harmless from and against any loss, liability, damage, cost, or expense (including reasonable attorneys' fees) sustained or incurred as a result of any act or decision concerning Company tax matters and within the scope of the Manager's responsibilities as TMP.


                                    ARTICLE 2

                MEMBERS; MEMBERS' INTERESTS AND CAPITAL ACCOUNTS

         2.1 Members.The names, addresses, Capital Contributions and Percentage Interests of the initial Members shall be as set forth on Exhibit A attached hereto. The obligation of an initial Member to make the Capital Contribution set forth on Exhibit A for such Member shall not be excused by the Member's death, disability or other inability to perform personally. After the organization of the Company, any Person approved by the Members, as provided for in Section 3.2 hereof, may become an Additional Member of the Company for such consideration as the Members shall determine, whereupon Exhibit A attached hereto shall be amended to reflect the Capital Contributions and Percentage Interests of the Members after the admission of the new Member or Members. Any Additional Member must acknowledge in writing all of the terms and provisions of this Agreement and agree to be bound thereby.

         2.2 Invested Capital. No certificates or other evidence of ownership need be issued with respect to the Capital Contributions, Invested Capital, Percentage Interests or Distributional Interests of the Members, except for this Agreement, which shall fully represent and evidence the Interest in the Company owned by each Member. Each Member's Percentage Interest shall be as set forth in Exhibit A, as amended from time to time if and as new Members are admitted. The Invested Capital and the Percentage Interests of the Members shall also be adjusted from time to time as provided in Section 2.3 below. No Member shall be entitled to interest on any of his or her Invested Capital. Loans by any Member to the Company, if made as provided for under Section 2.3 hereof or otherwise, shall not be considered as Invested Capital.

         2.3 Additional Capital or Loans. Unless otherwise specifically set forth in this Agreement, no Member shall be required to make any contributions to the capital of the Company other than as set forth on Exhibit A attached hereto (or as the same may be amended as provided for herein), or to lend or advance funds to the Company for any purpose. If the Manager determines it to be necessary or appropriate for Members to make additional contributions to the capital of the Company, or to lend or advance funds to the Company for any purpose, the Members may contribute in proportional amounts any additional capital, or may lend or advance funds to the Company, in accordance with the following: (a) if any Member fails to contribute that Member's share of any or all of the additional capital, the other Members or any one of them may contribute the additional capital not paid by such refusing Member(s) and shall receive therefore an increase in the Interest in the Company in direct proportion to the total capital contributed, as equitably determined by the Manager, and (b) if any Member fails to lend or advance that Member's share of any or all the funds, the other Members or any one of them may loan or advance the additional funds not provided by such refusing Member(s) and those Members who have so elected to loan or advance funds to the Company shall be entitled to receive interest on said loans at the rate and upon the other terms and conditions as mutually agreed between such Members and the Manager. Exhibit A attached hereto shall be amended from time to time to appropriately reflect any additional capital contributed to the Company pursuant to the provisions of this
Section 2.3.

         Notwithstanding anything contained herein to the contrary, at any time the Company fails to maintain a "positive net worth", the Manager shall have the right to require additional capital from the Members, on a pro rata basis, in relationship to its ownership interest, for the operation of the Company's business. Additionally, the Manager can require Members to make additional capital contributions upon dissolution, liquidation or termination if the Company has "negative" capital or negative net worth in order to fund such shortfall or deficit. For purposes of this Agreement the term "positive net worth" means assets greater than liabilities as determined in accordance with generally accepted accounting principles. If the Manager elects to require additional capital from the Members, the Manager shall notify each Member of (i) the amount its pro rata share of additional capital required, and (ii) the deadline for the contribution of same, which shall be no more than thirty (30) days from the date of receipt of said notice. Each Member shall contribute such additional capital in its pro rata share, as determined by Exhibit A. In the event that any Member shall fail to make such contribution within the time period set forth in the Manager's notice, (i) the Manager shall have the right to raise additional capital by admitting Additional Members or by collecting additional funds from existing Members, (ii) the Percentage Interest of any non-contributing Member shall be diluted proportionately, and (iii) such event shall be deemed an event of dissociation.

         2.4 Capital Accounts. There shall be established on the books of the Company a Capital Account for each Member which shall be maintained in accordance with the Code and the regulations promulgated thereunder, including, but not limited to, the applicable rules set forth in Treasury Regulation
Section 1.704-1. Subject to the immediately preceding sentence, there shall be credited to each Member's Capital Account (i) the amount of money and the fair market value of any property (net of related liabilities) contributed by the Member to the Company as capital, and (ii) the Member's share of income or gain (or items thereof) of the Company, including income and gain exempt from tax. There shall be charged against each Member's Capital Account (i) the amount of money and the fair market value of any property (net of related liabilities) distributed to the Member by the Company and (ii) the Member's share of loss and deductions (or items thereof) of the Company. If property is contributed to the capital of the Company or if there is a revaluation of any Company property so that the book value of such Company property differs from its adjusted tax basis, the Members' Capital Accounts shall be appropriately adjusted for income, gain, loss and deduction as required by Treasury Regulation Section 1.704-1(b)(2)(iv)(g). To the extent a Member's Capital Account is greater than zero, such excess is hereinafter referred to as a "positive balance." To the extent that a Member's Capital Account is less than zero, said amount is hereinafter referred to as a "negative balance" or "deficit balance." Except as is specifically provided otherwise in this Agreement or in the Act, no Member shall have any liability or obligation to restore a negative or deficit balance in such Member's Capital Account, nor shall any negative balance in a Member's Capital Account create any liability on the part of the Member to any third party.

         2.5  Interpretation  and  Changes.  The  foregoing  provisions  of this
Article 2 and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with the Code and applicable Treasury Regulations and shall be interpreted and applied in a manner consistent therewith. In the event the Manager shall determine, after consultation with Company counsel, that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto are allocated or computed, in order to comply with such applicable federal law, the Manager shall make such modification without the consent of any other Member, provided the Manager determines in good faith that such modification is not likely to have a material adverse effect on the amounts properly distributable to any Member upon the dissolution of the Company and that such modification will not increase the liability of any Member to third parties. The Manager shall give written notice to each of the Members of any actions taken pursuant to the provisions of this
Section 2.5.

                                    ARTICLE 3

                        RIGHTS AND OBLIGATIONS OF MEMBERS

         3.1 No Management Rights. Except insofar as the vote, consent or approval of the Members shall be otherwise expressly required or provided for by this Agreement or the Act, (i) no Member, as such, shall have any power or authority with respect to the management, operation or control of the business or affairs of the Company, or transact any business in the name, or on behalf, of the Company, and (ii) no Member, as such, shall have the power or authority to bind the Company or to sign any agreement, document or other legal instrument in the name, or on behalf, of the Company. The foregoing shall not apply, however, to a Member who is also a Manager with respect to acts in his or her capacity as a Manager.

         3.2 Right to Vote on or Approve Certain Actions. For purposes of the actions with respect to which the Act or this Agreement requires, permits or otherwise provides for the vote, consent or approval of the Members, or a requisite percentage of the Percentage Interests of the Members, the following provisions shall apply (unless otherwise expressly provided to the contrary in this Agreement) and, to the extent permitted by law, take precedence over any provisions in the Act to the contrary:

         (a) The unanimous vote, consent or approval of all of the Members shall be required for any of the following actions:

                  (i)      the amendment of this Agreement in any respect;

                  (ii)     the amendment of the Articles;

                  (iii) the determination not to make mandatory income tax payment Distributions as provided for in Section 6.1 hereof;

                  (iv) the use of the Company's property to redeem a Distributional Interest subject to a charging order, as restricted pursuant to Section 4.10(g) hereof;

                  (v) the approval of the Company's recognition of, and giving effect to, an assignment or other transfer of a Distributional Interest under any of the otherwise restrictive circumstances set forth in Section 7.1(a) hereof;

                  (vi) the waiver of the right to have the Company's business wound up after the dissolution of the Company, as provided for in Section 9.2 hereof; and

                  (vii) the approval of any actions of the Manager, as restricted pursuant to Section 4.10(k) hereof, which involve any act in contravention of this Agreement.

         (b) Except for those matters for which the unanimous vote, consent or approval of the Members shall be required, as provided for in Section 3.2(a) above, the affirmative vote, consent or approval of the Members representing not less than a majority of the Percentage Interests shall be sufficient to authorize all other acts or actions for which the vote, consent or approval of the Members shall be required under the Act or this Agreement. Set forth below, by way of example and not by way of limitation, are certain of the acts or actions for which such majority approval shall be required, and sufficient:

                  (i) the compromise of the obligation to make a capital contribution by a Member who dies or becomes legally incompetent or otherwise unable to perform personally, as provided for in Section 4.10(c) hereof, or otherwise;

                  (ii) the compromise, as among Members, of an obligation of a Member to make a capital contribution or return money or other property paid or distributed in violation of this Agreement or the Act, as provided for in Section 4.10(d), or otherwise;

                  (iii) the making of a Distribution, other than a tax payment Distribution as provided for in Section 6.1 hereof, prior to the dissolution and winding up of the Company, including a Distribution in redemption of a Distributional Interest, as provided for in
                           Section 4.10(e) hereof or otherwise;

                  (iv) the admission of a Person as an Additional Member or Substitute Member, by the Manager as provided for in
                           Section 4.10(f) hereof, or otherwise as provided for in Section 2.1;

                  (v) the voluntary dissolution and winding up the affairs of the Company, as provided for Section 4.10(h) hereof or as otherwise provided for in Section 9.1(a) hereof;

                  (vi) the merger of the Company with any other entity, as provided for in Section 4.10(i) hereof or otherwise;

                  (vii) the sale, lease or other disposal of all or substantially all of the assets or the business of the Company, with or without goodwill, as provided for in Section 4.10(j) hereof or otherwise;

                  (viii) the purchase of the Distributional Interest of a Dissociated Member as provided for in Section 4.10(l) hereof, or otherwise;

                  (ix) the determination of the consideration to be paid by an Additional Member for his or her Percentage Interest, as provided for in Section 4.10(m) hereof or as otherwise provided for in Section 2.1 hereof

                  (x) the approval of the compensation to be paid to the Manager, as provided for in Section 4.3 hereof, or otherwise;

                  (xi)     the  removal of   the  Manager, as  provided  for  in
                           Section 4.4 hereof, or otherwise;

                  (xii) the appointment of a new Manager, except as otherwise provided for in Section 4.4 hereof, or otherwise;

                  (xiii) the consent to an effective date which is less than thirty (30) days from the date of a notice of resignation by a Manger, as provided for in Section
                           4.4 hereof;

                  (xiv)    the   determination  of  the  fair  market  value  of
                           Property contributed to the Company, as provided for in Section 5.5 hereof;

                  (xv) the release of a transferor Member in connection with the transfer of his or her Distributional Interest pursuant to Section 7.6 hereof;

                  (xvi) payment provisions other than as provided for in Exhibit E hereto for the purchase of the Distributional Interest of a Dissociated Member pursuant to the provisions of Section 8.2(d) hereof;

                  (xvii) payment provisions other than as provided for in Exhibit F hereto for the purchase of the Distributional Interest of a Dissociated Member if the Company is obligated to purchase such interest pursuant to the provisions of Section 8.2(e) hereof or otherwise;

                  (xviii) the keeping of any applicable books and records of the Company on a basis other than in accordance with generally accepted principles of accounting;

                  (xix) the holding of a meeting of the Members at a location outside the state of Illinois, as provided for in
                           Section 11.2(a) hereof; and

                  (xx) the locating the office of the principal place of business of the Company, as provided for in Section
                           1.4 hereof, outside the state of Illinois.

         3.3 Distributional Interest. A Member (or Member Transferee) shall have an interest in the Distributions provided for in this Agreement with respect to such Member's Percentage Interest thereof. Such Distributional Interest is personal property and, subject to the Act and the further limitations and restrictions contained herein, may be transferred in whole or in part. A Member is not a co-owner of, and has no transferable interest in, the assets of the Company.

         3.4 Limitation on Liability of Member. Except as otherwise provided herein, the liability of each Member shall be limited to the amount required to be paid or the contribution of capital to be made by such Member as set forth on Exhibit A hereto, as amended from time to time as provided in Article 2. Except as expressly provided to the contrary in this Agreement, or as otherwise provided in the Act or by other applicable law, (a) a Member shall not have any liability to contribute money or make loans to the Company nor shall a Member be liable for any obligations or liabilities of the Company, and (b) a Member who has fully paid or made the Capital Contribution required of such Member as set forth on Exhibit A hereto, as amended from time to time as provided in Article 2, shall have no liability to restore his or her Capital Account balance to the amount set forth on Exhibit A hereto, as amended from time to time as provided in Article 2, notwithstanding that such Member has received Distributions from the Company as authorized and provided for herein.

         3.5 Other Activities. Neither the Company nor any of the Members shall have any rights by virtue of this Agreement with respect to Members that may engage in or possess interests in other business ventures, including those engaged in the same business as that of the Company, and, except as otherwise provided by the Act or applicable law, neither the Company nor any of the Members shall have any rights by virtue of this Agreement in or to such business ventures or to the income or profits derived therefrom.

         3.6 Good Faith and Fair Dealing. In discharging any duties or exercising any rights a Member may have under the Act or this Agreement, the Member shall comply with the obligation of good faith and fair dealing pursuant to the Act.

                                    ARTICLE 4

                             RIGHTS, OBLIGATIONS AND
                              POWERS OF THE MANAGER

         4.1 Management of Company Affairs. The management of the Company shall be vested in the Manager. The initial Manager shall be HARRY HARCZAK, GREGORY ZEMAN, JOHN ESTOK and LEONARD LUDWIG. The Manager shall have full, exclusive and complete discretion in the management and control of the business and affairs of the Company and shall make all decisions affecting the Company's business and affairs, and any action taken by the Manager shall constitute the act of and serve to bind the Company. The Manager may designate one or more employees, agents or Affiliates to carry out his or her duties and responsibilities to the Company. The officers designated by the Manager pursuant to Sections 4.12 and
4.13 hereof shall have full day to day power and authority to make all decisions based upon the authority granted to each officership. Persons dealing with the Company shall be entitled to rely conclusively on the power and authority of the Manager as set forth in this Agreement. The Manager shall execute and place with the records of the Company, and deliver a copy thereof to each Member, a written acceptance of his or her appointment hereunder wherein he or she agrees to become bound by and observe the terms and conditions of this Agreement. The failure of the Manager to execute and maintain such written acceptance with the Company records, and deliver a copy thereof to each Member, shall not be deemed to be or constitute a waiver or release of any rights the Company or the Members may otherwise have against the Manager nor of any obligations the Manager may otherwise have to the Company and its Members, and the Manager, by acting as such, shall be deemed to have become bound by the terms and conditions of this Agreement whether or not he or she executes and maintains such written acceptance with the Company records, and delivers a copy thereof to the Members.

         4.2 Annual and Tax Information. The Manager shall use his or her best efforts to deliver to each Member within 60 days after the end of each fiscal year all information necessary for the preparation of such Member's federal income tax return. The Manager shall use his or her best efforts to provide, within 60 days after the end of each fiscal year, each Member with audited financial statements of the Company for such period. The Manager shall also provide each Member (and former Member if and as required under the Act), and his or her agents and attorneys, such information and access to the Company's books and records, and in the manner, as is otherwise provided for in the Act and Section 9.1 of this Agreement.

         4.3 Fees; Reimbursement of Expenses. The Manager shall be entitled to reasonable fees or other compensation for the performance of duties as mutually agreed among the Manager and the Members, as provided for in Section 3.2 hereof. The Company shall reimburse the Manager for all direct costs incurred by him or her on behalf of the Company.

         4.4 Resignation, Removal and Replacement of a Manager. A Manager may resign as Manager upon written notice to the Members specifying an effective date for the resignation which shall be not less than thirty (30) days after the date of such notice unless a shorter notice period shall be otherwise consented to by Members possessing the requisite percentage of the Percentage Interests as provided for in Section 3.2 hereof. For purposes of this Section 4.4, any Manager who is also a Member and becomes Dissociated as provided for in Section
8.1 hereof, or any Manager who is not a Member but with respect to whom an event occurs which would have resulted in such Person's becoming Dissociated had he or she also been a Member, shall be deemed to have resigned as Manager. Members may remove a Manager with or without cause by the requisite vote or consent as provided for in Section 3.2 hereof. If at any time the Person serving as the Manager ceases to be the Manager for any reason, the Members shall appoint a new Manager by the requisite vote or consent as provided for in Section 3.2 hereof; provided however, that the Member entity from whom the person serving as a Manager ceases to be that Manager shall have the first right to identify, appoint and elect the new Manager from such Member entity group.

         4.5 Fiduciary Duties of the Manager. The Manager shall have the fiduciary obligations imposed by the Act with respect to the duty of loyalty, the duty of care and the obligation to discharge his or her duties and exercise any rights he or she may have under the Act or this Agreement consistent with the obligation of good faith and fair dealing. As provided in the Act, the duty of loyalty includes the duty to account to the Company and to hold as trustee for it any property, profit, or benefit derived in the conduct or winding up of the Company's business or derived from a use of the Company's property, including the appropriation of a company's opportunity; to act fairly when dealing with the Company in the conduct or winding up of the Company's business as or on behalf of a party having an interest adverse to the Company; and to refrain from competing with the Company in the conduct of the Company's business before dissolution of the Company. As provided in the Act, the duty of care is limited to refraining from engaging in grossly negligent or reckless conduct, intentional misconduct, or a knowing violation of law. As further provided in the Act, the Manager is not regarded as violating a duty or obligation under the Act or this Agreement merely because his or her conduct furthers his or her own interest. This Agreement may not be amended or modified to eliminate or vary the Manager's fiduciary duties and obligations as set forth in the preceding sentences of this Section 4.5 except for amendments or modifications which (a) delegate managerial authority to the Members (in which case the Manager is relieved of liability imposed by law for violations of the standards prescribed on the Manager) or (b) identify specific types or categories of activities that do not violate these duties, if not manifestly unreasonable, or specify the number or percentage of Members or disinterested Managers, if there be more than one Manager, that may authorize or ratify, after full disclosure of all material facts, a specific act or transaction that otherwise would violate these duties, or determine the standards by which the performance of the obligation of good faith and fair dealing is to be measured, if not manifestly unreasonable, or (c) are otherwise permitted by the Act or by law. For purposes of this Section and clarification of the duties hereunder, the Company shall from time to time promulgate various duties, responsibilities and obligations in a written policy established from time to time. Without limiting anything contained herein, the Manager and Members shall not otherwise compete with the Company in a fashion which otherwise would cause or create a conflict of interests with the Company or with any affiliate or related entity of any Member of the Company. Nothing contained herein or in Section 4.6 hereof shall restrict, limit or otherwise prevent FPC, or any affiliate of FPC, from operating its equipment leasing and financing business, except that FPC shall not, during such time as it is a member hereof, form or enter into any joint venture or like entity to provide services which are similar or substantially similar to those set forth in the Servicing Agreement between FPC and Company that competes, directly or indirectly, with CDW Computer Centers, Inc. or CDW Government, Inc.

         4.6 Devotion of Time by the Manager. The Manager shall devote such time to the business and affairs of the Company as he or she may reasonably determine to be necessary to manage and supervise the Company in an efficient manner and to accomplish the purposes of the Company. Subject to the provisions of Section
4.5 hereof, the Manager shall be free to engage in other business ventures whether or not directly competing with the Company, or to exploit business opportunities whether or not arising from the conduct of Company business.

         4.7 Liability of the Manager. Subject to the provisions of Section 4.5 hereof, no Manager shall be liable, responsible or accountable in damages or otherwise to the Company or any of the Members for any acts performed or omitted within the scope of his or her authority, including the results of any investment made by the Manager on behalf of the Company, provided that the Manager shall have acted in good faith.

         4.8 Company Indemnification of the Manager. Provided that the actions of such Person were within the scope of his or her authority and not in violation of the duties and obligations imposed by this Agreement or the Act, the Company shall indemnify, defend, and hold the Manager and his or her employees and agents, and their respective successors, executors, administrators or personal representatives harmless from and against any loss, liability, damage, cost or expense (including reasonable attorneys' fees) sustained or incurred as a result of any act or omission concerning the business or activities of the Company to the fullest extent permitted by law.

         4.9 Manager's Specific Authority. Without limiting the generality of the powers of the Manager as set forth in Section 4.1 above, the Manager shall, exercising sole discretion, have the following rights and powers, except to the extent such rights and powers may be limited by other provisions of this Agreement or provisions of the Act with respect to which this Agreement does not provide otherwise:

         (a) The making of any expenditures incurred in connection with the business of the Company.

         (b) The use of the assets of the Company in connection with the business of the Company.

         (c) The negotiation, execution and performance of any contracts, conveyances or other instruments or documents.

         (d) The selection, on behalf of and at the expense of the Company, and the dismissal of, employees and such persons, firms or corporations (including Affiliates of Members) as the Manager in his or her reasonable judgment shall deem advisable for the conduct and operation of the business of the Company, including brokers, agents, lawyers, accountants, consultants, contractors and providers of other services or materials for the Company, on such terms and for such compensation or costs as the Manager, in his or her reasonable judgment, shall determine.

         (e) The maintenance of insurance for the benefit of the Company and its Members.

         (f) If reasonably required by any lender providing a loan to the Company, the making of modifications to this Agreement, without the consent of but with notice to the Members, so as to comply with the requirements of such lender, provided that such amendments do not adversely affect the Members in any material manner.

         (g) The control of any matters affecting the rights and obligations of the Company, including the conduct of litigation and the incurring of legal expense and the settlement of claims and pending or threatened litigation.

         (h) The filing on behalf of the Company of all required local, state and federal tax returns and other documents relating to the Company and the making or revoking of any applicable elections with respect thereto or with respect to the status of the Company thereunder.

         (i) The filing of such amendments to the Articles as may be required or as the Manager may reasonably deem necessary from time to time provided that unless otherwise approved by the Members as provided for in Section 3.2 hereof, no such amendment shall be made which involves (i) the purpose for which the Company has been organized, (ii) a change in any of the events of dissolution in a manner that is inconsistent with the provisions of this Agreement, (iii) the term of the Company's existence, (iv) a change with respect to any fiduciary duties of the Manager or any Member, (v) an increase in any rights of the Manager or a waiver, release or discharge of any obligation of the Manager to the Company or a Member, (vi) any indemnification of the Manager by the Company, or (vii) any of the other provisions for the regulation of the internal affairs of the Company in a manner that is inconsistent with the provisions of this Agreement.

         4.10 Limitations on the Authority of the Manager. Except as otherwise provided for or authorized in this Agreement, the Manager shall not take any of the following actions unless specifically authorized by the Members as provided for in Section 3.2 hereof:

         (a)  The amendment of this Agreement;

         (b)  The amendment of the Articles;

         (c) The compromise the obligation to make a capital contribution by a Member who dies or becomes legally incompetent or otherwise unable to perform personally;

         (d) The compromise, as among Members, of an obligation of a Member to make a capital contribution or return money or other property paid or distributed in violation of this Agreement or the Act;

         (e) The making of a Distribution, other than a tax payment Distribution as provided for in Section 6.1 hereof, prior to the dissolution and winding up of the Company, including a Distribution in redemption of a Distributional Interest;

         (f) The admission of a Person as an Additional Member or a Substitute Member;

         (g)  The  use  of   any  of  the  Company's   property   to   redeem  a
Distributional Interest that is subject to a charging order;

         (h)  The taking of any voluntary action to dissolve the Company;

         (i)  The merger of the Company with any other entity;

         (j)  The taking of any act in contravention of this Agreement;

         (k) The purchase of the Distributional Interest of any Member or Member Transferee; and

         (l) The determination of the consideration to be paid by an Additional Member for his or her Percentage Interest, as provided for in Section 2.1 hereof, or otherwise.

         (m) The incurring of indebtedness or the pledging of assets of the Company where such actions are either financially material or outside the ordinary course of business. This subsection is specifically governed by the fiduciary duties of the Manager as set forth in Section 4.5 hereof and the duties, responsibilities and authorizations from time to time promulgated by the Company.

         4.11 Requisite Vote for Multiple Managers. If at any time there are two or more Persons acting as Manager, all references to the Manager herein shall include each of such Persons, jointly and severally, but any action or decision which is necessary, required, or appropriate of the Manager shall be pursuant to the determination or approval thereof by a majority of the Persons acting as Manager. If at any time there are two or more Persons acting as Manager of the Company, at least two (2) Manager signatures shall be required to take any action which requires the authorized signature of a Manager of the Company.

         4.12 Appointment of Officers by Manager. The Manager hereby appoints the following slate of initial officers of the Company to serve until their respective successors are duly designated or until their respective earlier death, resignation or removal: Gregory Zeman - President, Daniel Callen - Vice President Finance and Administration, Craig Shipley - Vice President Sales and Marketing. The Company shall from time to time promulgate written duties, responsibilities and authorizations of the various officers.

         4.13 Officers of the Company. The officers of the Company shall be President, Vice President Finance and Administration, Vice President Sales and Marketing, and such other officers as may be appointed by the Manager from time to time. Any two or more offices may be held by the same person.

         4.14 Appointment and Term of Office. The officers of the Company shall be appointed periodically by the Manager and such individuals shall continue to serve unless and until specific action is taken to the contrary by the Manager. Vacancies may be filled or new offices created and filled at the discretion of the Manager.

                                    ARTICLE 5

                               PROFITS AND LOSSES

         5.1 Allocations of Profits and Losses. Unless otherwise provided in Exhibit B attached hereto, Profits and Losses are intended to and shall be allocated among the Members (and Member Transferees, as applicable) in accordance with their respective Percentage Interests. In those instances where the Code and applicable Treasury Regulations are reasonably determined by the Manager to require either contrary or more specific profit and loss allocation provisions due to applicable circumstances, the following additional provisions shall apply:

         (a)  Profits   shall  be  allocated   among  the  Members  (and  Member
Transferees, as applicable) in the following order of priority:

                  (1) first, to those Persons having deficit balances in their Capital Accounts, in proportion to and to the extent of such deficit balances;

                  (2) second, to those Persons, in proportion to and to the extent of the respective amounts necessary to increase the Capital Account balance of each such Person to an amount equal to his or her Invested Capital;

                  (3) third, to those Persons in proportion to and to the extent of the amounts, if any, necessary to cause their Excess Balances to be in proportion to their respective Percentage Interests; and

                  (4)      fourth,    in   accordance  with   their   respective
                           Percentage Interests;

         (b)  Losses   shall  be   allocated   among  the  Members  (and  Member
Transferees, as applicable) in the following order of priority:

                  (1) first, in proportion to and to the extent of the amounts, if any, necessary to cause the excess of each Person's positive Capital Account balance over such Person's Invested Capital (such excess amounts, if any, are referred to in this Section 5.1 as "Excess Balances"), to be in proportion to their respective Percentage Interests;

                  (2) second, to those Persons having Excess Balances in proportion to and to the extent of such Excess Balances;

                  (3) third, to those Persons, in proportion to and to the extent of their respective positive Capital Account balances; and

                  (4)      fourth,   in   accordance   with   their   respective
                           Percentage Interests.

         5.2 Allocations With Respect to Transferred Distributional Interests. Unless otherwise required by the Code or agreed to by the Manager, any Profit or Loss allocable to a Member (or Member Transferee) whose Distributional Interest has been transferred during any year shall be allocated among the Persons who were the holders of such interest during such year in proportion to the number of days during such year that each holder was recognized as the holder of the interest, without regard to the results of Company operations during the period the holder was recognized as the owner thereof.

         5.3 Tax Credits. Unless otherwise required by the Code, any tax credit of the Company shall be allocated among the Members (and Member Transferees, as applicable) in accordance with their respective Percentage Interests. Any recapture of tax credits shall be allocated among the Members (and Member Transferees, as applicable) in the same ratio as the applicable tax credits were allocated to the Members (and Member Transferees, as applicable).

         5.4 Regulatory Allocations. If and to the extent reasonably deemed necessary by the Manager to satisfy the requirements of the Code and Treasury Regulations, the provisions set forth in Exhibit C attached hereto shall apply and take precedence over any other provisions of this Agreement.

         5.5 Section 704(c) Allocation. Notwithstanding the foregoing allocations of Profits and Losses, if any property contributed to the Company has a fair market value (as agreed by the Members as provided in Section 3.2 hereof) that differs from its adjusted basis for federal income tax purposes at the time of such contribution, or if there is a revaluation of any Company Property such that the book value of such property differs from its adjusted basis for federal income tax purposes, items of income, gain, loss, and deduction with respect to any such property shall be allocated among the Members (and Member Transferees, as applicable) so as to take account of such difference, in the manner intended by Section 704(c) of the Code and the Treasury Regulations from time to time promulgated thereunder, using such method permitted by such Treasury Regulations as the Manager may determine.




                                    ARTICLE 6

                                  DISTRIBUTIONS

         6.1 Mandatory Tax Payment Distributions. Unless otherwise consented to or acquiesced in by the Members as provided for in Section 3.2 hereof, the Manager shall use his or her reasonable good faith efforts to see to it that Distributions are made annually to the Members (and Member Transferees, as applicable), on a consistent basis, as reasonably determined to be necessary to enable such Persons to pay the federal income taxes on the Profits allocated to them pursuant to this Agreement. For purposes of determining the amount of the tax payment Distributions provided for in this Section 6.1, the Manager shall select what he or she reasonably believes to be the most equitable single rate to be applied uniformly to all Members regardless of the fact that some Members (and Member Transferees, as applicable) may be subject to different effective or marginal tax rates than others. The Manager shall use his or her reasonable good faith efforts to see to it that such Distributions are made in such a fashion that the Persons receiving the same may use such Distributions to satisfy in a timely manner their income tax payment obligations.

         6.2 Interim Operating Distributions. Unless otherwise provided in Exhibit D attached hereto, all Distributions prior to liquidation shall be made to the Members (and Member Transferees, as applicable) pro rata in proportion to their respective Percentage Interests on the record date of such Distributions. Unless otherwise provided in Section 6.1 hereof, all such Distributions shall be made at such time as determined by the Manager.

         6.3 Liquidating Distributions. Unless otherwise provided in Exhibit D attached hereto, upon the liquidation and termination of the Company, Cash Available for Distribution shall be distributed on the same basis as is provided for in Section 6.2 hereof with respect to Distributions prior to liquidation and termination of the Company.

         6.4 Limitations on Distributions. Notwithstanding the provisions of the other Sections of this Article 6, a Distribution shall not be made if the Company would not be able to pay its debts as they become due in the ordinary course of business or the Company's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the Company were to be dissolved, wound up and terminated at the time of the Distribution, to satisfy the preferential rights of Members whose preferential rights are superior to those receiving the Distribution. A payment of principal or interest on the Company's indebtedness issued or created in connection with the purchase, redemption or other acquisition of a Distributional Interest is considered to be a Distribution for purposes of this Agreement and the effect of each such payment shall be measured on the date the payment is made. In all other cases, the effect of a Distribution shall be measured as of the date the Distribution is authorized if payment occurs within 120 days after the date of authorization or as of the date payment is made if it occurs more than 120 days after the date of authorization. Members (and Member Transferees) who receive Distributions in violation of the provisions of this Section 6.4 or the Act may be compelled to return the amount wrongfully received. The Manager and any Member who votes for or assents to a Distribution in violation of the provisions of this Section 6.4 or the Act may be personally liable to the Company, as provided for in the Act, for the amount in excess of that which could have been rightfully distributed if such Person fails to perform the duties of loyalty, due care and good faith and fair dealing as imposed by this Agreement or the Act.

                                    ARTICLE 7

                             TRANSFERS OF INTERESTS

         7.1  General Provisions Regarding Transfers.

         (a) Except to the extent otherwise required by law or otherwise directed pursuant to the affirmative vote of the Members as provided for in
Section 3.2 hereof, the Company need not recognize or give effect to any transfer, in whole or in part, of a Distributional Interest under any of the following circumstances: (i) if such transfer will, in the opinion of counsel to the Company, result in a termination of certain elections or tax treatments of the Company for federal income tax purposes; (ii) if such transfer will, in the opinion of counsel to the Company, result in the Company's failure to qualify for, or the loss by the Company or any Member of, an exemption from the registration requirements of the federal or any applicable state securities laws; (iii) if such transfer would otherwise result in adverse tax consequences to the Company or the other Members; (iv) if such transferee is a "foreign person" as that term is defined in the Foreign Investment in Real Property Tax Act of 1980, as amended; or (v) if such transfer will, in the opinion of counsel to the Company, result in a default under any loan agreement, contract or other agreement to which the Company or any of its assets are bound, unless if the only default is due to not obtaining a valid consent, for which the Company will then seek such consent.

         (b) Except as otherwise expressly provided for in this Agreement, no Person to whom all or any part of a Member's Interest in the Company is transferred (by sale, assignment or other transfer, whether voluntarily or by operation of law) shall become a Substitute Member without complying with the other requirements set forth in this Article 7. Any Person who acquires all or any part of a Member's Interest in the Company without complying with the other requirements set forth in this Article 7 shall obtain thereby only the rights of an assignee or transferee as provided for in this Agreement. Subject to the satisfaction of the conditions set forth herein, each Member hereby consents to the admission of any assignee or transferee of a Member's Interest in the Company as a Substitute Member.

         (c) No Person shall be admitted as a Substitute Member under this Agreement unless and until:

                  (1) such admission has been approved by the Members, other than the transferring Member, as provided for in Section 3.2 hereof;

                  (2) a duplicate original of a written instrument of assignment or transfer, in form and substance as reasonably required by the Manager, signed by the assigning Member if applicable, and accepted in writing by the assignee or transferee, is delivered to the Manager;

                  (3) the Company receives an opinion of counsel, by legal counsel and in form and of substance reasonably satisfactory to it, to the effect that any of the adverse consequences, if applicable, referred to
                           Section 7.1(a)(i), Section 7.1(a)(ii) or Section 7.1(a)(v) will not in fact result from such assignment or other transfer, or the Company waives this requirement; and

                  (4) the prospective new Member executes and delivers to the Company a written agreement, in form reasonably satisfactory to the Manager, pursuant to which said Person agrees to be bound by and confirms the agreements, representations, warranties, and any power of attorney, if applicable, contained in this Agreement.

         (d) In the event an assignment of any portion or all of a Member's Interest in the Company is made or a transfer thereof otherwise occurs, regardless of whether the assignee or transferee becomes a Substitute Member, then unless otherwise required by the Code:

                  (1) the effective date of such assignment or transfer shall be the date the written instrument of assignment or transfer is delivered to the Company or, if applicable, such other date as may be specified in such written instrument as the effective date thereof provided that such date is approved as such by the Manager; and

                  (2) the Company, the Manager and the other Members shall be entitled to treat the assignor or transferor of the assigned or transferred interest as the absolute owner thereof in all respects and shall incur no liability for allocations of Profits and Losses and Distributions made in good faith to such assignor or transferor until such time as the written instrument of assignment or transfer has actually been received and a reasonable time has been afforded the Manager to have the same recorded in the books of the Company.

         (e) The cost of processing and perfecting an admission contemplated by this Section 7.1 (including reasonable attorneys' fees and out-of-pocket expenses incurred by the Company) shall be borne by the party seeking admission as a Member to the Company.

         (f)  Notwithstanding any of the provisions of Sections 7.2,7.3, 7.4 and
7.5 below to the contrary, if at any time when there is only one remaining Member such Member dies or becomes legally incompetent or, in the case of a Member who is a partnership, limited liability company, corporation, trust or other entity, such entity terminates, the legal representative or successor-in-interest of such terminated Member shall have the right, by filing a written instrument with the records of the Company so stating, to automatically become a substituted Member for the deceased, incompetent or terminated Member for purposes of waiving the right to have the Company's business wound up and the Company terminated by reason of the Dissociation of the deceased, incompetent or terminated Member, as provided for in Section
35-3(b) of the Act. In such circumstances, it shall not be necessary to comply with such of the other provisions of this Section 7.1 as the Manager may reasonably determine to be unnecessary for purposes of such legal representative or successor-in-interest becoming a Substitute Member for the deceased, incompetent or terminated Member, but the Manager may require compliance with those provisions, and such other or additional procedures, as reasonably determined to be necessary or appropriate to evidence the legal effectiveness of such transfer. If the deceased or incompetent Member was also the Manager, a replacement Manager may be designated by such legal representative or successor-in-interest and an amendment to the Articles shall be filed by such replacement Manager as required by the Act.

         (g) Notwithstanding the other provisions of Section 7.1(b) and Section 7.1(c) of this Agreement to the contrary, a Member shall have the right to transfer his or her Interest in the Company to a grantor trust of which he or she is and remains the trustee (or a co-trustee) and sole income beneficiary during his or her lifetime, retaining the full and unrestricted power to amend and revoke such trust agreement during his or her lifetime, provided the trustee of said grantor trust complies with the provisions of Section 7.1(c)(2), Section 7.1(c)(4), Section 7.1(d) and Section 7.1(e) of this Agreement. In such case, the grantor trust shall automatically become a Substitute Member.

         7.2 Involuntary Transfers. Except as otherwise provided in Section 7.1(f) hereof, in the event (i) of the death or incompetency of an individual Member, or (ii) any Member shall be the subject of a Bankruptcy, the personal representative or trustee (or successor-in-interest) of the deceased or incompetent Member or Bankrupt Member shall be an assignee of such Member's Distributional Interest having the rights set forth in Section 7.5 and shall not become a Substitute Member unless and until the conditions set forth in Section
7.1 are satisfied; and any such Member's estate (or successor-in-interest) shall be, and continue to be, liable for all of the obligations of such Member.

         7.3 Dissolution or Termination of Members.Except as otherwise provided in Section 7.1(f) hereof, in the event of the dissolution or termination, as applicable, of a Member that is a partnership, limited liability company, corporation, trust or other entity, the successor(s)-in-interest to the dissolved or terminated Member shall, for the purposes of winding up the affairs of the dissolved or terminated Member, have the rights of an assignee of such Member's Interest in the Company, as described in Section 7.5, and shall not become a Substitute Member unless and until the conditions set forth in Section
7.1 are satisfied.

         7.4  Transfers of Ownership Interests in Members.  For purposes of this
Article 7, any transfer or assignment of any direct or indirect ownership or other interests in a Member that (taking into account any prior such transfers or assignments) results in such Member being controlled by a Person or Persons other than the Person or Persons that control such Member on the date of becoming a Member shall be deemed an assignment of such Member's Distributional Interest and therefore subject to all of the restrictions and provisions of this
Article 7; however, such transferor may seek consent for such transfer from the Company and such consent shall not be unreasonably withheld.

         7.5  Status of Member  Transferee. Unless and until the  conditions  of
Section 7.1 hereof are satisfied, no Person who acquires all or any portion of a Member's Interest in the Company shall become a Member of the Company, but such Person shall, to the extent of the interest acquired, be entitled only to the transferor Member's rights, if any, in the Profits and Losses and Distributions provided for with respect to the transferor Member's Percentage Interest pursuant to this Agreement, subject to the liabilities and obligations of the transferor Member hereunder; and such Person shall have no right to participate in the management of the business and affairs of the Company and shall be disregarded in determining whether the approval, consent or any other action has been given or taken by the Members. Any such Member Transferee shall have the same right, subject to the same limitations, as the transferor Member had under the provisions of this Article 7 to assign such transferred interest, but any such further assignee or transferee thereof shall likewise have only the rights set forth in this Section 7.5, shall be subject to the provisions of Section 7.1 hereof, and shall not become a Substitute Member of the Company unless and until the conditions of Section 7.1 have been satisfied.

         7.6 Transferor Not Released. Whether or not a transferee of a Member's Distributional Interest becomes a Member, the transferor Member shall not be released from liability to the Company under this Agreement or the Act unless otherwise consented to or acquiesced in by the other Members as provided for in
Section 3.2 hereof.

         7.7 Unilateral Right to Purchase Ownership Interest. Notwithstanding anything to the contrary contained herein, CDW Capital Corp., or its successor or assign, shall have the unilateral right to purchase all of an other Member interest upon thirty (30) days prior written notice at price consistent with the terms and conditions set forth of Exhibit E hereof.

                                    ARTICLE 8

                            DISSOCIATION OF A MEMBER

         8.1 Events of Dissociation. A Member shall be dissociated from the Company upon the occurrence of any of the following events:

         (a) The Company's having notice of the Member's express will to withdraw upon the date of notice or on a later date specified by the Member.

         (b) The transfer of all of a Member's Distributional Interest, other than a transfer for security purposes or a court order charging the Member's Distributional Interest that has not been foreclosed.

         (c) The Member's expulsion by unanimous vote of the other Members if it is unlawful to carry on the Company's business with the Member.

         (d) On application by the Company or another Member, the Member's expulsion by judicial determination because the Member (i) engaged in wrongful conduct that adversely and materially affected the Company's business, or (ii) willfully or persistently committed a material breach of this Agreement or a duty owed the Company or the other Members under Section 15-3 of the Act.

         (e) The Member's becoming a debtor in Bankruptcy; executing an assignment for the benefit of creditors; seeking, consenting to, or acquiescing in the appointment of a trustee, receiver, or liquidator of the Member or of all or substantially all of the Member's property; or failing, within 90 days after the appointment, to have vacated or stayed the appointment of a trustee, receiver, or liquidator of the Member of all or substantially all of the Member's property obtained without the Member's consent or acquiescence, or failing within 90 days after the expiration of a stay to have the appointment vacated.

         (f)  In the case of a Member who is an individual:

                  (1)      The Member's death;

                  (2) The appointment of a guardian or general conservator for the Member; or

                  (3)      A   judicial   determination   that  the  Member  has
                           otherwise become incapable of performing the Member's duties under this Agreement.

         (g) In the case of a Member that is a trust or is acting as a Member by virtue of being a trustee of a trust, distribution of the trust's entire rights to receive Distributions from the Company, but not merely by reason of the substitution of a successor trustee.

         (h) In the case of a Member that is an estate or is acting as a Member by virtue of being a personal representative of an estate, distribution of the estate's entire rights to receive Distributions from the Company, but not merely the substitution of a successor personal representative.

         (i) Termination of the existence of a Member if the Member is no an individual, estate or trust other than a business trust.

         (j) In the case of First Portland Corporation ("FPC"), which is a Member of the Company as set forth on Exhibit A:


                  (1) FPC actions or omissions cause the Company to be in breach or default under that certain Loan and Security Agreement (the "Loan Agreement") dated April 27, 1999 by and between the Company and CDW Capital Corp. ("CDWCC") or any future agreements or amendments thereto and such breach or default is not cured within fifteen (15) days after written notice to FPC;

                  (2) FPC is in breach or default under that certain Servicing Agreement dated (the "Servicing Agreement") April 27, 1999 by and between FPC and the Company or any amendments thereto and such breach or default results in an early termination of the Servicing Agreement;

                  (3) The occurrence of any one or more of the following without the prior written consent of the Company, which consent shall not be unreasonably withheld: (A) any person or entity, other than the existing shareholders of FPC or a trustee or other fiduciary holding securities under an employee benefit plan of FPC, or a corporation owned directly or indirectly by the stockholders of FPC in substantially the same proportions as their ownerships of stock in FPC, becomes the beneficial owner, directly or indirectly, of securities of FPC, representing more than 50% of the combined voting power of FPC's then outstanding securities; (B) the individuals who as of the date of this Agreement compose the Board of Directors of FPC cease for any reason to constitute a majority thereof; (C) the stockholders of FPC approve (i) a plan of complete liquidation of FPC, (ii) an agreement for the sale or disposition of all or substantially all of FPC's assets, or (iii) a merger, consolidation, or reorganization of FPC with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of FPC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 51% of the combined voting power of the voting securities of FPC (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization; (D) failure by FPC to file any tax returns; or

                  (4) No earlier than one year after the date of this Agreement, and at anytime thereafter, CDWCC shall have the right to dissociate FPC by purchasing FPC's entire Interest in the Company by delivering written notice to the Manager and FPC. If CDWCC so elects, the closing of such purchase shall take place no later than thirty (30) days from the date of said notice, and the purchase price CDWCC shall pay to FPC for FPC's entire Interest in the Company shall be equal to FPC's capital account, determined in accordance with generally accepted accounting principles, as adjusted to record the Company's lease portfolio and related accounts at fair market value, as hereafter defined. The fair market value of the lease portfolio shall be determined in good faith by CDWCC and FPC, collectively, by obtaining three (3) independent and bona fide offers to acquire the entire lease portfolio. CDWCC may, entirely at their option, utilize the middle value of the three (3) offers to determine the purchase price of FPC's proportionate interest or accept one of the bona fide offers, sell the lease portfolio and accordingly adjust FPC's capital account to reflect the sale of the lease portfolio and final purchase price. If CDWCC is the purchaser hereunder, simultaneously with CDWCC's delivery of the purchase price to FPC for FPC's entire Interest in the Company, FPC shall deliver a duly executed assignment agreement in favor of CDWCC which assigns the portfolio of leases, and all rights and interests related thereto, to CDWCC, and FPC and CDWCC shall execute an Agreement terminating the Servicing Agreement as of such date; however, CDWCC shall have the right to extend the Servicing Agreement month to month, for up to six (6) months consistent with Section 10 of the Servicing Agreement.


         (k) In the case of CDWCC, which is a Member as set forth on Exhibit A, CDWCC breaches or is in default under the Loan Agreement.


         (l) If a Member fails to contribute additional capital pursuant to the terms of Section 2.3.


         8.2. Consequences of a Member's Dissociation. A Member's Dissociation shall not cause dissolution of the Company. Upon a Member's Dissociation the following shall apply:


         (a) The Dissociated Member shall cease to be a Member. Any right the Dissociated Member previously had to participate in the management and conduct of the Company's business shall terminate, including, but not limited to , that Member's right to determine any value or continuing interest in the Portfolio, except as otherwise provided in Section 35-4 of the Act. The Dissociated Member shall have no right to be provided with access to the Company's books and records with respect to any of the Company's business or affairs occurring after the date of the Dissociation except insofar as it may be necessary to appropriately address or dispose of matters related to the period during which such Person was a Member.


         (b) The Dissociated Member's fiduciary duties shall terminate except that the Dissociated Member's duty of loyalty and duty of care, as provided in this Agreement and the Act, shall continue with regard to matters arising and events occurring before the Dissociation as and to the extent provided for in the Act.


         (c) The transferee or successor(s)-in-interest to the Dissociated Member's Distributional Interest, and any Dissociated Member who retains his or her Distributional Interest, shall be a Member Transferee, and be subject to the provisions of Section 7.5 hereof, unless, in the case of a transferee or successor-in-interest, such Person is accepted as or deemed to be a Substitute Member as provided for in
Article 7 hereof  or, if  Article 7 fails to so  provide  or the  provisions  of
Article 7 are judicially determined to be invalid, as provided by the Act. A Member Transferee (including a Person who withdraws as a Member pursuant to Section 8.1(a) hereof) shall be subject to all of the terms and provisions of this Agreement that pertain to a Member Transferee's Distributional Interest, including the Company's right to purchase, or cause its designee to purchase, such Distributional Interest as provided for in Section 8.2(d) hereof.

         (d) The Company shall have the right (but not the obligation) to purchase, or cause its designee to purchase, the Distributional Interest of a Dissociated Member or Member Transferee as provided for in Exhibit E attached hereto.

         (e)  The    Company   shall  have  an   obligation   to  purchase   the
Distributional Interest of a Dissociated Member or Member Transferee unless otherwise expressly so provided for in Exhibit F attached hereto.

         (f) If the Dissociated Member's Dissociation is wrongful, as provided in Section 8.3 hereof, such Dissociated Member shall be liable to the Company and the other Members for damages caused by the Dissociation, which shall be in addition to any other obligation of the Dissociated Member to the Company and the other Members. If the Company does not dissolve and wind up its business following a Member's wrongful Dissociation, damages sustained by the Company for the wrongful Dissociation must be offset against Distributions otherwise due the Dissociated Member after the Dissociation.

         8.3 Wrongful Dissociation. A Member's Dissociation from the Company shall be deemed to be wrongful unless such Dissociation is by reason of any of the following:

         (a) The Member's death or legal disability or physical or mental inability to perform his or her duties under this Agreement;

         (b) The transfer of a Member's Distributional Interest to a Person who is a Member or who thereafter becomes an additional or substitute Member in compliance with the provisions of Article 7 hereof; or

         (c)  A Dissociation  pursuant to the provisions  of Section  8.1(g)  or
Section 8.1(h) hereof.

                                    ARTICLE 9

                           DISSOLUTION AND LIQUIDATION


         9.1 Events of Dissolution. The following shall be events which shall cause the dissolution of the Company and, unless continued as provided for in
Section 9.2 hereof, the winding up of the Company's business:

         (a) The determination by the Members to dissolve and wind up the affairs of the Company, as provided for in Section 3.2 hereof;

         (b) An event that makes it unlawful for all or substantially all of the business of the Company to be continued, except to the extent that any illegality can be and is cured within 90 days after notice to the Company of such event, in which case such cure shall be considered effective retroactive to the date of the event;

         (c) On application by a Member or Dissociated Member, upon entry of a judicial decree that

                  (i) The economic purpose of the Company is likely to be unreasonably frustrated;

                  (ii) Another Member has engaged in conduct relating to the Company's business that makes it not reasonably practicable to carry on the Company's business with that Member;

                  (iii) It is not otherwise reasonably practicable to carry on the Company's business in conformity with the Articles and this Agreement;

                  (iv) The Company has failed to purchase the petitioner's Distributional Interest as required by Section 8.2(c) hereof or the Act; or

                  (v) The Manager or Members in control of the Company have acted, are acting, or will act in a manner that is illegal, oppressive or fraudulent with respect to the petitioner.

         (d) On application by a Member Transferee, a judicial determination that it is equitable to wind up the Company's business; or

         (e) Administrative action by the Secretary of State of Illinois as provided for under Section 35-23 of the Act except and to the extent provided in connection with reinstatement following such action as provided for in the Act.

         9.2 Continuation After Dissolution. At any time after the dissolution of the Company and before the winding up of its business is completed, the Members, including a Dissociated Member whose Dissociation caused the dissolution, if applicable, may waive the right to have the Company's business wound up and the Company terminated, as provided for in Section 3.2 hereof. In such event, the Company shall resume carrying on its business as if the dissolution had never occurred and any liability incurred by the Company or a Member after the dissolution and before the waiver shall be determined as if the dissolution had never occurred but the rights of a third party pursuant to
Section 35-7(a) of the Act or arising out of conduct in reliance on the dissolution before the third party knew or received notice of the waiver shall not be adversely affected.

         9.3 Winding Up of Affairs. Except as otherwise provided in Section 9.2 hereof, in the event of the dissolution of the Company for any reason, the Manager shall promptly commence to wind up the affairs of the Company and shall convert all of the Company's assets to cash or cash equivalents within such reasonable period of time as may be required to receive fair value therefor. During the period of winding up the affairs and business of the Company, the rights and obligations of the Manager set forth herein with respect to the management of the Company shall continue. The Manager retains the right to "run out" the existing Portfolio during any wind up period. In the event the Manager ceases or fails to act, a Member who has not wrongfully Dissociated may participate in the winding up of the Company's business, or the legal representative of the last surviving Member may wind up the Company's business. On application of any Member, Member's legal representative or Member Transferee, the court, for good cause shown, may order judicial supervision of the winding up. A Person winding up the Company's business may prosecute and defend actions and proceedings, whether civil, criminal or administrative, settle and close the Company's business, dispose of and transfer the Company's property, discharge the Company's liabilities, distribute the Company's assets as provided for herein, settle disputes by mediation or arbitration, and perform other necessary acts. The Company shall be bound by a Person's act after dissolution that is appropriate for winding up the Company's business or would have bound the Company under Section 13-5 of the Act before dissolution if the other party to the transaction did not have notice of the dissolution. A Person who, with knowledge of the dissolution, subjects the Company to liability by an act that is not appropriate for winding up the Company's business shall be liable to the Company for any damage caused to the Company from such liability. The assets of the Company shall be applied or distributed in liquidation in the following order of priority: (1) in payment of debts and obligations of the Company owed to third party creditors (including Members who are creditors) and
(2) to Members in the manner set forth in Section 6.3 hereof. All items of income, gain, loss, deduction and credit during the period of liquidation shall be allocated among the Members in the same manner as before the dissolution.

         9.4 Accounting. In the case of the dissolution and termination of the Company, prior to any distributions to Members pursuant to Section 6.3, a proper accounting shall be made of the Capital Accounts of the Members and Member Transferees, and of each item of income, gain, loss, deduction and credit of the Company from the date of the last previous accounting to the date of dissolution. The Manager shall provide a copy of such accounting to all Members and Member Transferees.

         9.5 No Right to Partition. Each Member hereby waives any and all rights to partition the interest of the Company in the Property, or any other asset of the Company, or any part thereof, or otherwise to divide (whether through an action in equity or through some other means) the beneficial interest in any nominee holding title to any such assets.

         9.6 No Personal Liability for Return of Capital. The Manager shall not be liable personally for the return or repayment of all or any portion of the capital of any Member, or for the repayment of all or any portion of any loan made by any Member to the Company, it being expressly understood that any such return of capital or repayment of any such loan shall be made solely from the assets (which shall not include any right of contribution from the Manager) of the Company.

         9.7 Articles of Dissolution. When all debts, liabilities and obligations of the Company have been paid and discharged or adequate provision has been made therefor and all of the remaining property and assets of the Company have been distributed to the Members, Articles of Dissolution shall be filed by the Manager as required under the Act, whereupon the existence of the Company shall terminate. Thereafter, the Manager and any remaining Members shall be trustee for the Members and creditors of the terminated Company and, in that capacity, shall have authority to convey or distribute any Company property discovered after termination and take any other action that may be necessary on behalf of and in the name of the terminated Company.

                                   ARTICLE 10

                         BOOKS AND RECORDS; ACCOUNTING;
                         TAX ELECTIONS AND OTHER MATTERS

         10.1 Books and Records. Except to the extent otherwise acquiesced in by the Members as provided for in Section 3.2 hereof, the books and records of the Company shall be maintained in accordance with generally accepted accounting principles. Within ninety (90) days after each respective fiscal year end, the Company shall cause audited annual financial statements to be prepared by a reputable certified public accounting firm, with delivery of a copy thereof to each Member. These and all other records of the Company, including information relating to the status of the Property and information with respect to the sale by the Manager or any Affiliate of goods or services to the Company, shall be kept at the principal office of the Company or at such other reasonable locations as determined by the Manager provided that written notice of any such other location, and the books and records maintained at such other location, is given to the Members. The books and records of the Company shall include but not be limited to the following:

         (a) A list of the full name and the last known address of each Member setting forth the amount of cash each Member has contributed, a description and statement of the agreed value of the other property or services each Member has contributed or has agreed to contribute in the future, and the date on which each became a Member.

         (b) A copy of the Articles and all amendments thereto, and executed copies of any powers of attorney pursuant to which the Articles, any amendment to or restatement of the Articles, or any application or certificate, have been executed.

         (c) Copies of the Company's federal, state and local income tax or information returns and reports, if any, for the three (3) most recent taxable years.

         (d) Copies of the original Agreement and all amendments to the Agreement.

         (e) A binder or file which contains, in chronological or other reasonable order, a record of all actions taken by the Members in the form of voting at a meeting, written consent or other approval or acquiescence as provided for herein.

         (f) Financial statements of the Company for the three (3) most recent fiscal years, if applicable.

Each Member, and his or her agents and attorneys, shall have a right of access to the Company's books and records, from time to time and during normal business hours at the Company's principal place of business or such other reasonable location as may be designated by the Manager, for inspection and copying. The Company may impose a reasonable charge for the expenses, including labor, associated with providing such inspection and copying, except that upon written request by a Member a copy of the Agreement, and all amendments thereto, shall be provided at the expense of the Company. A former Member, and his or her agents and attorneys, and the legal representative of a deceased Member or Member under a legal disability, shall have the same rights as a Member to access to the Company's books and records, for proper purposes, pertaining to the period during which such former Member was a Member.

         10.2 Company Funds; Bank Accounts; Investments.

         (a) The funds of the Company shall not be commingled with the funds of any other Person and the Manager shall not use, or permit any other Person to use, such funds in any manner except for the benefit of the Company.

         (b) All funds of the Company not otherwise invested shall be deposited in the name of the Company in one or more accounts maintained in such financial institutions as the Manager shall reasonably determine.

         10.3 Section 754 Elections. In the event of a transfer of all or any part of the interest of a Member permitted by this Agreement, the Company, with the approval of the Manager, may elect, pursuant to Section 754 of the Code (or any corresponding provision of succeeding law), to adjust the basis of the Company Property. All costs incurred by the Company in making such election shall be borne prorata by the Members benefitting from such election. Each Member agrees to furnish the Company with all information necessary to give effect to such election.

         10.4 Fiscal Year. The fiscal year of the Company shall be the calendar year.

                                   ARTICLE 11

                          CONSENTS, MEETINGS AND VOTING

         11.1 Consents.

         (a) Any request for consent of the Members pursuant to this Agreement shall be made by delivery of a written request to each Member whose consent or approval is requested.

         (b) Each Member who receives a request for consent or approval shall respond by delivery of a written consent, approval or declination to the requesting party within fifteen (15) days of the delivery of the request for consent or approval unless another time period is specified in this Agreement. Failure to respond as provided in this Section 11.1(b) shall constitute a consent or approval for all purposes of this Agreement.

         (c) Any action which could otherwise be taken by vote of the Members at a meeting may be taken by the Members without a meeting and by means of a written consent to such action signed by those Members representing the Percentage Interests necessary to take or approve such action at a meeting, provided such written consent is filed with the records of the Company. Any such consent may be executed in counterparts and each counterpart shall constitute a single consent of the Members.

         11.2 Meetings of Members.

         (a) Meetings of Members shall be held at such location in Illinois, or such location outside the state of Illinois as approved or consented to by the Members as provided for in Section 3.2 hereof, as provided in any proper Notice of meeting. A Notice of a meeting shall state, with reasonable particularity, the purposes of the meeting and shall be sent to all Members not more than 30, nor less than 10, days before the date scheduled for the meeting. Attendance at a meeting by a Member (in person or by proxy or by telephone) shall constitute waiver of Notice of such meeting as well as a waiver of such Member's right to contest to the location of such meeting, if outside the state of Illinois and not otherwise approved as provided for in Section 3.2 hereof. Waiver of Notice of a meeting may also be given by written waiver by the Member.

         (b) Meetings shall be held only when called by the Manager or by those Members possessing the requisite percentage of the Percentage Interests of the Members, as provided for in Section 3.2 hereof, but in no event any less often than one (i) time per year.

         (c) The presence (in person or by proxy)at a meeting, for which proper Notice has been given or waivers of Notice have been received, of those Members possessing a majority of the Percentage Interests shall constitute a quorum.

         (d) Voting at any meeting at which a quorum is present shall be by written ballot (including proxies) unless otherwise agreed by all Members present. The Manager (or in his or her absence, the Member selected by those Members in attendance possessing a majority of the Percentage Interests of those Members in attendance) shall record all votes and maintain or cause to be maintained with the Company records an accurate record of the voting results and actions agreed upon at the meeting.

         (e) All matters which may or are required to be submitted to a vote of the Members shall be determined by the affirmative vote, consent or approval of those Members representing the Percentage Interests required therefor as set for in Section 3.2 hereof.

         11.3 Dispute Resolution. The Members retain the right to adjudicate any and all disputes in any court of competent jurisdiction subject to the governing law principles contained herein and further whereas venue shall lie in Cook County, Illinois and/or in the Northern District of Illinois with respect to any federal action.

                                   ARTICLE 12

                                   DEFINITIONS

         As used in this Agreement, the terms with their initial letters capitalized, shall, unless the context otherwise requires or unless otherwise expressly provided herein, have the meanings specified below:

         "Act" means the Limited Liability Company Act of the state of Illinois.

         "Additional Member" means any Person, other than an Initial Member, who by contributing to the capital of the Company and by being approved as such, in the manner herein provided, becomes a Member.

         "Affiliate" means any Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with any other Person, with "control" meaning the power, directly or indirectly, to direct the management or policies of such Person, whether by the ownership of voting securities, by contract or otherwise.

         "Agreement" or "Operating Agreement" means this Operating Agreement as initially executed, or as amended from time to time, unless the context otherwise requires.

         "Articles" means the Articles of Organization of the Company and any amendment to such Articles filed in the Office of the Secretary of State of the State of Illinois.

         "Bankruptcy" of a Member means the occurrence of any of the following events: (i) the filing by such Person of a voluntary case or the seeking of relief under any chapter of Title 11 of the United States Code, as now constituted or hereafter amended ("Bankruptcy Code"), (ii) the making by such Person of a general assignment for the benefit of its creditors, (iii) the admission in writing by such Person of the inability to pay his or her debts as they mature, (iv) the filing by such Person of an application for, or consent to, the appointment of any receiver or a permanent or interim trustee of such Person or of all or any portion of his or her property, including, without limitation, the appointment or authorization of a trustee, receiver, or agent under applicable law or under a contract to take charge of his or her property for the purposes of enforcing a lien against such property or for the purpose of general administration of such property for the benefit of his or her creditors,
(v) the filing by such Person of a petition seeking a reorganization of his or her financial affairs or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution, or liquidation law or statute, or an answer admitting the material allegations of a petition filed against such Person in any proceeding under any such law or statute, (vi) an involuntary case is commenced against such Person by the filing of a petition under any chapter of the Bankruptcy Code and within sixty (60) days after filing of such case either the petition is not dismissed or an order for relief is entered therein;
(vii) an order, judgment, or decree is entered appointing a receiver or a permanent or interim trustee of such Person or of all or any portion of his or her property, including, without limitation, the entry of an order, judgment or decree appointing or authorizing a trustee, receiver, or agent to take charge of the property of such Person for the purpose of enforcing a lien against such property or for the purpose of general administration of such property for the benefit of the creditors of such Person, and such order, judgment or decree shall continue unstayed and in effect for a period of sixty (60) days; or (viii) an order, judgment, or decree is entered, without the approval or consent of such Person, approving or authorizing the reorganization, insolvency, readjustment of debt, dissolution or liquidation of such Person under any such law or statute, and such order, judgment or shall continue unstayed and in effect for a period of sixty (60) days.

         "Book Value" means the present value of cash flows discounted at the inherent rate of the lease less the cost of ongoing maintenance of the lease.

         "Capital Account" means the account established and maintained for each Member (and Member Transferee, as applicable) on the books of the Company pursuant to Article 2 hereof.

         "Cash Available for Distribution" means (i) all cash received by the Company from sources including, but not limited to, (a) Company operations, (b) sales or other dispositions of Company Property and (c) financing or refinancing proceeds, condemnation awards, insurance proceeds, or proceeds derived from the disposition of other Company assets; less (ii) all out-of-pocket costs and expenses of the Company incurred in connection with such events, and all debt service on all third-party loans and reasonable reserves to pay for anticipated expenses and obligations of the Company as determined in the reasonable discretion of the Manager, and all amounts previously distributed to the Members.

         "Capital  Contribution" means (i) the amount of cash contributed and/or
(ii) the fair market value of property contributed. Such Capital Contribution shall be reflected on Exhibit A as amended from time to time as provided for herein.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Company Property" or "the Property" means all property, whether real or personal, tangible or intangible, now owned or hereafter acquired by the Company.

         "Dissociation" means, with respect to a Person who was a Member immediately preceding, the occurrence of any of the events set forth in Section
8.1 of this Agreement pursuant to which such Person ceases to be a Member as provided in this Agreement and by applicable law.

         "Dissociated Interest" means the interest of a Dissociated Member in the payments owing with respect to such Person's Distributional Interest in the Company as provided for in this Agreement and by applicable law.

         "Dissociated Member" means a Person who has ceased to be a Member by reason of the occurrence of an event of Dissociation as provided in this Agreement and by applicable law.

         "Distributional Interest" means all of a Member's (or Member Transferee's, as applicable) interest in and right to receive the Distributions to be made by the Company with respect to the Percentage Interest associated therewith.

         "Distribution" means any money, property or other benefit, from any source, transferred by the Company to a Member in the capacity as a Member or to a Member Transferee, but shall not include any payments made to a Member on account of any indemnity contained herein.

         "Event of Dissociation" means the occurrence of any of the events set forth in Section 8.1 hereof which give rise to the dissociation of a Member.

         "Initial Member" means each of the Persons listed on Exhibit A as of the time of the filing of the Articles with the Illinois Secretary of State's Office.

         "Interest in the Company" means for each Member all of a Member's right, title and interest in and to the Company and its assets, including, without limitation, such Member's Capital Account, the right to receive Distributions, such Member's allocable share of Company Profits and Losses, and such Member's right to manage the Company as provided for herein and by applicable law.

         "Invested Capital" means, with respect to any Member, the amount of the Capital Contributions made by such Member to the Company as provided in Article 2 hereof less Distributions made to such Member pursuant to Article 6 hereof in payment of all or any portion of the previously existing amount of Invested Capital, but not less than zero. In the case of a Member Transferee, such term shall mean the transferor Member's Invested Capital immediately prior to such transfer, less Distributions made to such Member Transferee subsequent to such transfer in payment of all or any portion of such previously existing Invested Capital.

         "Manager"  means one or more  managers as  appointed  in or pursuant to
Article 3 hereof. References to the Manager in the singular or as him, her, it, itself or other like references shall also, where the context so requires, be deemed to include the plural or the neuter, masculine or feminine reference, as the case may be.

         "Market Value" means the bona fide fair market value of the portfolio of leases which an unrelated third party would pay the Company in a lump sum and on a non-recourse basis for the Company's entire portfolio of leases.

         "Member Transferee" means a Person to whom the interest of a Member in Profits and Losses and Distributions has been transferred but who has not become an additional or substitute Member pursuant to the provisions hereof and applicable law.

         "Members" means those Persons designated as Members on Exhibit A and each Person who may become an additional or substitute Member pursuant to the provisions hereof and applicable law.

         "Notice" means a written statement containing the information required by this Agreement to be communicated to a Person and sent to such Person in accordance with Section 13.9.

         "Percentage Interest" means for each Member (and Member Transferee, as applicable), the percentage set forth opposite such Member's name on Exhibit A, as the same may be adjusted from time to time pursuant to Article 2 hereof, which shall be represent the pro rata share of Profits and Losses to be allocated, and Distributions to be made, to such Person as provided for in this Agreement or otherwise by applicable law.

         "Person" means any individual, company, limited liability company, corporation, unincorporated association, partnership, trust or other entity.

         "Profits" and "Losses" mean the net profits or losses of the Company as determined by the Company's accountants in accordance with federal income tax accounting principles as of the close of each fiscal year of the Company.

         "Substitute Member" means any Person to whom the Distributional Interest of a Member has been transferred and who is approved as such, in the manner herein provided, and thereby becomes a Member.

         "Treasury   Regulations"  means  the  federal  income  tax  regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                                   ARTICLE 13

                               GENERAL PROVISIONS

         13.1 Burden and Benefit. Subject to the provisions of Article 7 hereof, the covenants and agreements contained herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the respective parties hereto. Any Person acquiring or claiming an interest in the Company, in any manner whatsoever, shall be subject to and bound by all terms, conditions and obligations hereof to which such Person's predecessor in interest was subject or bound, without regard to whether such a Person has executed a counterpart hereof or any other document contemplated hereby. No Person, including the legal representatives, heirs or legatees of a deceased Member, shall have any rights or obligations greater than those set forth herein and no Person shall acquire an Interest in the Company or become a Member thereof except as permitted hereby.

         13.2 Applicable Law. This Agreement shall be construed and enforce in accordance with the laws of the State of Illinois, without giving effect to the principles of conflicts of law thereof.

         13.3 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original and all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties shall not have signed the same counterpart, and the original of this Agreement shall be a counterpart signed by all the Members.

         13.4 Separability of Provisions. Each provision of this Agreement shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purposes of the Agreement is determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those provisions of this Agreement which are valid.

         13.5 Entire Agreement. This Agreement, together with schedules and exhibits attached hereto and any other documents executed concurrently herewith, sets forth all (and is intended by all parties to be an integration of all) of the promises, agreements and understandings among the parties hereto with respect to the Company, the Company business and the property of the Company, and there are no promises, agreements, or understandings, oral or written, express or implied, among them other than as set forth or incorporated herein.

         13.6 Additional Requirements. Each Member agrees to do all acts and things to make, execute and deliver such written instruments as may from time to time be reasonably required by the Manager to carry out the terms and provisions hereof, including, but not limited to, any assignments or amendments hereto as may be required by any lender providing financing.

         13.7 Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any of the creditors of the Company or the Members.

         13.8 Gender and Captions. Wherever the context so requires, the use of the singular number shall be deemed to include the plural and vice versa. Each gender shall be deemed to include any other gender, and each shall include a Person wherever the context so requires. The captions and headings of the various Articles and Sections of this Agreement are intended only as a matter of reference and convenience and in no way define, limit or prescribe the scope or intent of this Agreement or any Article or Section.

         13.9 Notice. All notices required or permitted to be given shall be sufficient if and when given in the following manner:

If to the Company: to the attention of the Manager, at the address or fax number of the principal office of the Company

If to a Member: at the address or fax number of the Member as indicated on Exhibit A, as amended from time to time or to such other address or fax number as may be specified in a written notice as conforming hereto. A notice may be given by personal delivery, by certified U.S. Mail, return receipt requested, or by fax the receipt of which is confirmed by printed report acknowledging receipt at the receiving fax machine. A notice given by personal delivery shall be deemed given when delivered. A notice given by certified U. S. mail shall be deemed given on the third day following deposit with the sending post office. A notice given by fax shall be deemed given as of the date and time shown on the delivery confirmation report.

         13.10 Amendments. Except as otherwise provided herein, any amendments hereto shall require the written consent of the Members as provided for in
Section 3.2 hereof.

         13.11 Jurisdiction; Prevailing Party Expenses. Each party hereto consents and submits to (i) the jurisdiction of the courts of the state of Illinois and of the courts of the United States for a judicial district within the territorial limits of the state of Illinois for all purposes of this Agreement and any ancillary document to which it is a party and (ii) the venue of any action or proceeding arising out of or relating to this Agreement being Cook County, Illinois or, if such proceeding cannot be lawfully held in such location, as near thereto as applicable law permits. The prevailing party or parties in any such action or proceeding arising shall be reimbursed by the party or parties who do not prevail for the reasonable fees and costs of their attorney, accountants and experts and for the costs of such proceeding. In the event that two or more parties are deemed liable for a specific amount payable or reimbursable under this Section 13.11, such parties shall be jointly and severally liable.

         13.12 Members' Investment Representations. Each Member hereby represents that, with respect to his or her interest in the Company: (i) he or she is or has acquired such interest for purposes of investment only, for his or her own account (or a trust account if such Member is a trustee), and not with a view to resell or distribute the same or any part thereof, and (ii) no other Person has any interest in such interest or in the rights of such Member under this Agreement other than a spouse who may have rights as provided by applicable law. Each Member also represents to the Company and the other Members that he or she has the business and financial knowledge and experience necessary to acquire an interest in the Company on the terms contemplated herein and that he or she has the ability to bear the risks of such investment (including the risk of sustaining a complete loss of all its capital contributions) without the need for the investor protections provided by the registration requirements of the Securities Act of 1933, as amended.

         13.13 Set-off. In the event any Member owes any amount to the Company, by reason of a breach of such Member's obligations hereunder or otherwise, the Company may set-off and deduct the amount so owing from such Member from any Distributions otherwise required to be made to such Member (or Member Transferee, as applicable).

         13.14 Company Deemed a Party to this Agreement. All Members and the Manager hereby intend and agree that the Company shall be deemed to be a party to this Agreement and bound by the terms hereof. The Manager shall promptly execute, place on file with this Agreement and maintain with the Company's books and records a written acknowledgment of the provisions of this Section 13.14, evidencing the Company's becoming a party hereto and being bound hereby, but the failure to do so shall not be deemed to be a release, waiver or other act which results in the Company's not being deemed to be a party hereto or bound hereby.

         IN WITNESS WHEREOF, the parties hereto have agreed to the terms of this Agreement as of the day and date first written above.

CDW CAPITAL CORP.                           FIRST PORTLAND CORPORATION


By: ___________________________             By: ___________________________
Name: ________________________              Name: ________________________
Its: ___________________________            Its: ___________________________

                                    EXHIBIT A

                      MEMBERS, INTERESTS AND CONTRIBUTIONS

                                                   Percentage       Capital
Member                                             Interest         Contribution


Name              CDW Capital Corp.                50%              $100,000.00
Street            200 North Milwaukee Avenue
City              Vernon Hills
State, ZIP        Illinois 60061
FEIN              36-4272428
Telephone #       800-800-4239
Fax #             847-465-3838


Name              First Portland Corporation       50%              $100,000.00
Street            7145 South West Varns Street
City              Portland
State, ZIP        Oregon 97223
FEIN              93-0870892
Telephone #       800-247-3722
Fax #             503-620-7677

                                    EXHIBIT B

                        ALLOCATIONS OF PROFITS AND LOSSES

Profits and Losses shall be allocated prorata among the Members (and Member Transferees, as applicable) in proportion to their respective Percentage Interests.

                                    EXHIBIT C

                             REGULATORY ALLOCATIONS

As provided in Section 5.4 of the Agreement, the following provisions shall apply and take precedence over any other provisions in the Agreement if and to the extent reasonably deemed necessary by the Manager to satisfy the requirements of the Code and applicable Treasury Regulations:

         (a) Minimum Gain Chargeback. If there is a net decrease in Minimum Gain (as defined below) for a Company taxable year, each Member (or Member Transferee, as applicable) shall be allocated, before any other allocation of Company items for such taxable year, items of gross income and gain for such year (and, if necessary, for subsequent years) in proportion to, and to the extent of, the amount of such Person's share of the net decrease in Minimum Gain during such year, as required by and in accordance with Treasury Regulation Sections 1.704-2(f)(1) and 1.704-2(i)(4). The income allocated pursuant to this paragraph in any taxable year shall consist first of gains recognized from the disposition of property subject to one or more nonrecourse liabilities of the Company, and any remainder shall consist of a pro rata portion of other items of income or gain of the Company. The allocation otherwise required by this paragraph shall not apply to a Member to the extent provided in Treasury Regulation Sections 1.704-2(f)(2) through (5).

         (b) Qualified Income Offset. If a Person unexpectedly receives an adjustment, allocation or distribution described in Treasury Regulation Section 1.704-l(b)(2)(ii)(d)(4), (5) or (6) that causes or increases an excess deficit Capital Account balance with respect to such Person, items of Company gross income and gain shall be specifically allocated to such Person in an amount and manner sufficient to eliminate such excess deficit Capital Account balance as quickly as possible.

         (c) Gross Income Allocation. If at the end of any Company taxable year, a Person has an excess deficit Capital Account balance, such Person shall be specially allocated items of Company income or gain in an amount and manner sufficient to eliminate such excess deficit Capital Account balance as quickly as possible.

         (d) Nonrecourse Deductions. Any deductions attributable to partnership nonrecourse liabilities (as determined pursuant to Treasury Regulation Section 1.704-2(c)) of the Company shall be allocated among the Members (and Member Transferees, as applicable) in accordance with their Percentage Interests.

         (e)  Definitions Regarding Regulatory Allocations.

                  (1) "Minimum Gain" shall have the meaning given such term in Treasury Regulation Section 1.704-2(d), and shall generally mean the amount by which the nonrecourse liabilities secured by any assets of the Company exceed the adjusted tax basis of such assets as of the date of determination. A Person's share of Minimum Gain (and any net decrease thereof) at any time shall be determined in accordance with Treasury Regulation Section 1.704-2(g).

                  (2) The "excess deficit Capital Account balance" of any Person shall be the Capital Account balance of such Person, adjusted as provided in the immediately following sentence, to the extent, if any, that such balance is a deficit (after adjustment). For purposes of determining the existence and amount of an excess deficit Capital Account balance, the Capital Account balance of a Person shall be adjusted by: (i) crediting thereto (A) that portion of any deficit Capital Account balance that such Person is required to restore under the terms of this Agreement, and (B) the amount of such Person's share of Minimum Gain, including any "partner nonrecourse debt minimum gain" (as defined in Treasury Regulation Section 1.704-2(i)); and (ii) charging thereto the items described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6) that apply to such Person. The existence and amount of any excess deficit Capital Account balance at the end of any year shall be determined before any other allocations provided for in this Exhibit C for such year have been made.

         (f) Nonrecourse Debt. Any item of Company Loss, deduction or expenditures described in Code Section 705(a)(2)(B) that is attributable to a partner nonrecourse debt (as defined in Treasury Regulation Section 1.704-2(b)(4)) of a Person shall be allocated to those Persons that bear the economic risk of loss for such partner nonrecourse debt, and among such Persons in accordance with the ratios in which they share such economic risk, determined in accordance with Treasury Regulation Section 1.704-2(i). If there is a net decrease for a Company taxable year in any partner nonrecourse debt minimum gain of the Company, each Person with a share of such partner nonrecourse debt minimum gain as of the beginning of such year shall be allocated items of gross income and gain in the manner and to the extent provided in Treasury Regulation
Section 1.704-2(i)(4).

         (g) Interpretation. The foregoing provisions of this Exhibit C are intended to comply with Treasury Regulation Sections 1.704-1 and 1.704-2 and shall be interpreted consistently with this intention. Any terms used in such provisions that are not specifically defined in this Agreement shall have the meaning, if any, given such terms in the Regulations cited above.

         (h) Curative Allocations. If any allocation of gain, income, loss, expense or any other item is made pursuant to this Exhibit C (the "Regulatory Allocations") with respect to one or more Persons (the "Deficit Persons"), then the Regulatory Allocations shall be taken into account in allocating Profits and Losses and other items of income, gain, loss and deduction among the Persons such that, to the extent possible (taking into account the provisions of the applicable Treasury Regulations), the net amount of such allocations of Profits and Losses and other items, and the Regulatory Allocations, to each Person shall be equal to the net amount that would have been allocated to each such Person if the Regulatory Allocations had not been made.

                                    EXHIBIT D

                                  DISTRIBUTIONS

To the extent necessary to comply with any applicable requirements of the Code and Treasury Regulations, Cash Available for Distribution shall be distributed first to those Persons having positive balances in their Capital Accounts (after giving effect to allocations of Profits and Losses as provided in this Agreement) in proportion to and to the extent of such positive balances.

All other Distributions shall be made prorata to the Members (and Member Transferees, as applicable) in proportion to their respective Percentage Interests as of the record date of such Distributions.

                                    EXHIBIT E

                  CALL RIGHTS OF THE COMPANY UPON DISSOCIATION

In the event the Company becomes entitled to purchase the Distributional Interest of a Dissociated Member or Member Transferee pursuant to the provisions of Section 8 of this Agreement, the price to be paid for such Distributional Interest shall be the greater of (i) the amount of the Member Transferee's Capital Account as of the date of Dissociation or (ii) the Transferee's actual or pro-forma capital account calculation as described and set forth in Section 8.1(j)(4). The amount so determined as above provided shall be herein referred to as the "Purchase Price."

The Purchase Price shall be paid at such time, in full or in installments, as the Company and the Member Transferee shall, each acting in good faith, mutually agree within a reasonable period of time after the Purchase Price has been determined, not to exceed fully amortizable quarterly payments not to exceed two
(2) years in total from the date of the Dissociation unless otherwise mutually agreed.

Any amount of the Purchase Price that is paid in installments shall be evidenced by the promissory note of the Company which shall bear interest at such rate as is mutually agreed between the Member Transferee and the Company, each acting in good faith, or if the parties cannot agree on such interest rate, then at the current prime rate being charged by the Company's commercial lender, or, if none, then by such commercial banking institution as the Company may reasonably designate. Such promissory note shall be subordinated, without affecting any payments due thereon, to (i) any indebtedness of the Company then existing to the Company's commercial lender if a lender other than a Member if and to the extent that such subordination is required to prevent such commercial lender from calling due such indebtedness, if entitled to do so, under the terms of any applicable loan documentation, and (ii) any refinancing of any such indebtedness referred to in (i) above undertaken by the Company in good faith and without unduly causing the deferral of payment of the unpaid balance of the Purchase Price owing to the Member Transferee.

                                    EXHIBIT F

                           FAIR VALUE AND PAYMENT FOR

                 A DISSOCIATED MEMBER'S DISTRIBUTIONAL INTEREST


In the case of a Dissociated Member who has withdrawn pursuant to Section 8.1 of this Agreement, if such Person has indicated clearly and unequivocally in his or her notice of withdrawal that he or she elects to have the Company purchase his or her Distributional Interest as provided for in this Exhibit F, the following shall apply.

The price to be paid for such  Distributional  Interest  shall be the greater of
(i) the amount of the Dissociated Member's Capital Account as of the date of Dissociation or (ii) the Dissociated Member's actual or pro-forma capital account calculation as described and set forth in Section 8.1(j)(4). The amount so determined as above provided shall be herein referred to as the "Purchase Price."

The Purchase Price shall be paid at such time, in full or in installments, as the Company and the Dissociated Member shall, each acting in good faith, mutually agree within a reasonable period of time after the Purchase Price has been determined, not to exceed fully amortizable quarterly payments not to exceed two (2) years in total from the date of the Dissociation unless otherwise mutually agreed.

Any amount of the Purchase Price that is paid in installments shall be evidenced by the promissory note of the Company which shall bear interest at such rate as is mutually agreed between the Dissociated Member and the Company, each acting in good faith, or if the parties cannot agree on such interest rate, then at the current prime rate being charged by the Company's commercial lender, or, if none, then by such commercial banking institution as the Company may reasonably designate. Such promissory note shall be subordinated, without affecting any payments due thereon, to (i) any indebtedness of the Company then existing to the Company's commercial lender if and to the extent that such subordination is required to prevent such commercial lender if a lender other than a Member from calling due such indebtedness, if entitled to do so, under the terms of any applicable loan documentation, and (ii) any refinancing of any such indebtedness referred to in (i) above undertaken by the Company in good faith and without unduly causing the deferral of payment of the unpaid balance of the Purchase Price owing to the Dissociated Member.


                                       F-1